Exhibit 12.1
CERTIFICATION OF

THE PRINCIPAL

EXECUTIVE OFFICER
I, Semiramis Paliou, certify that:
1.

I have reviewed this annual report on Form 20-F of Diana Shipping Inc. for the year ended December
31, 2024;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made,

in light of the circumstances under
which such statements were made, not misleading with respect to the period covered by this report;
3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash
flows of the company as of, and for,

the periods presented in this report;
4.

The company’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange

Act Rules 13a-15(e) and 15d-15(e)) and
internal control over financial reporting (as defined in Exch ange Act Rules 13a-15(f) and 15d-15(f)) for
the company and have:
(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure

that material information relating to the
company, including

its consolidated subsidiaries, is made known to us by

others within those entities,
particularly during the period in which this report is being prepared;
(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide

reasonable assurance regarding the
reliability of financial reporting and the preparation of financial statements for external purposes in
accordance with generally accepted accounting principles;
(c)

Evaluated the effectiveness of the company’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness

of the disclosure controls and procedures, as of
the end of the period covered by this report based on such

evaluation; and
(d)

Disclosed in this report any change in the company’s internal control over financial reporting that occurred during the period covered by the annual report

that has materially affected, or is reasonably
likely to materially affect, the company’s

internal control over financial reporting; and
5.

The company’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the company’s auditors and the audit committee of the
company’s board of directors (or persons performing

the equivalent functions):
(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the company’s ability to record,
process, summarize and report financial information; and
(b)

Any fraud, whether or not material, that involves management or other employees who have a significant role in the company’s internal control

over financial reporting.
Date: March 21, 2025
/s/ Semiramis Paliou

Semiramis Paliou
Chief Executive Officer (Principal Executive Officer)